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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   May 27, 1999
                                                 -------------------------------

                            SEAGATE SOFTWARE, INC.
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          (Exact Name of the Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

           00-23169                                      77-0397623
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    (Commission File Number)                (I.R.S. Employer Identification No.)

   915 Disc Drive, Scotts Valley, California                95066
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    (Address of Principal Executive Offices)              (Zip Code)

                                (831) 438-6550
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.
          ------------

          The Registrant's stockholders approved the amendment and restatement of its Certificate of Incorporation on May 27, 1999. Attached hereto as an exhibit is the Certificate of Incorporation as amended and restated on May 27, 1999 and filed with the Secretary of State of the State of Delaware on such date.

          Available Information.  Statements made in this Current Report on
          ---------------------
Form 8-K concerning the contents of any contract or other document are not necessarily complete. With respect to each contract or other document filed as an exhibit hereto, reference is hereby made to that document for a more complete description of the matter involved and each such statement is hereby qualified in its entirety by such reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

                (c) Exhibits

               Exhibit
               Number             Description
               ------             -----------

               3.1 Certificate of Incorporation of Registrant, as amended.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 15, 1999
                                      SEAGATE SOFTWARE, INC.


                                      By:  /s/ Ellen E. Chamberlain
                                          -------------------------------------
                                           Ellen E. Chamberlain
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer

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                            SEAGATE SOFTWARE, INC.

                                   FORM 8-K

                               INDEX TO EXHIBITS



       Exhibit
       Number                 Exhibit Title
       ------                 -------------


       3.1             Certificate of Incorporation of Registrant, as amended.